UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020 (June 9, 2020)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

Item 1.01 Entry Into a Material Definitive Agreement.

On June 12, 2020, Principal Financial Group, Inc. (the “Company”) issued $500,000,000 aggregate principal amount of its 2.125% Senior Notes due 2030 (the “Notes”). The Notes were issued pursuant to the Senior Indenture, dated as of May 21, 2009 (the “Senior Indenture”), among the Company, as issuer, Principal Financial Services, Inc. (“PFSI”), as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Fourteenth Supplemental Indenture, dated as of June 12, 2020 (the “Supplemental Indenture”). The Notes are fully and unconditionally guaranteed by PFSI pursuant to the guarantee, dated as of June 12, 2020 (the “Guarantee”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File Nos. 333-237906 and 333-237906-01) which became effective upon filing with the Securities and Exchange Commission on April 29, 2020. The closing of the sale of the Notes occurred on June 12, 2020. The Senior Indenture, the Supplemental Indenture (including the form of the Note) and the Guarantee of PFSI are filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, the Company entered into the Underwriting Agreement, dated June 9, 2020 (the “Underwriting Agreement”), among the Company, PFSI and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto, relating to the Notes. The Underwriting Agreement is filed as Exhibit 1.1 hereto, and is incorporated by reference herein.

The opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the related Guarantee, is filed as Exhibit 5.1 hereto. The opinion of Guy Montag, Vice President and Associate General Counsel of the Company and PFSI, relating to certain legal matters relating to the issuance of the Guarantee, is filed as Exhibit 5.2 hereto.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K (except Exhibit 104) are hereby incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 9, 2020, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto, relating to the 2.125% Senior Notes due 2030.

Exhibit 4.1	Senior Indenture, dated as of May 21, 2009, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to Principal Financial Group Inc.’s Current Report on Form 8-K filed on May 21, 2009).

Exhibit 4.2	Fourteenth Supplemental Indenture (including the form of 2.125% Senior Note due 2030), dated as of June 12, 2020, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee, relating to the 2.125% Senior Notes due 2030.

Exhibit 4.3	Guarantee of Principal Financial Services, Inc. with respect to the 2.125% Senior Notes due 2030.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP with respect to the 2.125% Senior Notes due 2030 and the related Guarantee.

Exhibit 5.2	Opinion of Guy Montag, Vice President and Associate General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc. with respect to the Guarantee with respect to the 2.125% Senior Notes due 2030.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

Exhibit 23.2	Consent of Guy Montag, Vice President and Associate General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc. (contained in Exhibit 5.2).

Exhibit 104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

Date: June 12, 2020	By:	/s/ Christopher J. Littlefield
	Name:	Christopher J. Littlefield
	Title:	Executive Vice President, General Counsel and Secretary

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